Exhibit 4

COMMON STOCK [GRAPHIC]	DANVERS BANCORP, INC.	COMMON STOCK [GRAPHIC]
COMMON STOCK	CHARTERED UNDER THE LAWS OF THE STATE OF DELAWARE	CUSIP 236442 10 9

SEE REVERSE FOR CERTAIN DEFINITIONS

This Certifies that

is the owner of

FULLY PAID AND NONASSESSABLE SHARES OF COMMON STOCK, PAR VALUE $0.01 PER SHARE OF
DANVERS BANCORP, INC.

        The shares represented by this certificate are transferable only on the stock transfer books of the Company by the holder of record hereof, or by his duly authorized attorney or legal representative, upon surrender of this certificate properly endorsed. This certificate is not valid until countersigned and registered by the Transfer Agent and Registrar. This security is not a deposit or account and is not federally insured or guaranteed.

        IN WITNESS WHEREOF, the Company has caused this certificate to bear the facsimile signatures of its duly authorized officers and to be sealed with the facsimile of its corporate seal.

DATED

SIGNATURE TO COME	[SEAL]	SIGNATURE TO COME
SECRETARY		PRESIDENT
COUNTERSIGNED AND REGISTERED:
REGISTRAR AND TRANSFER COMPANY (Cranford, NJ) TRANSFER AGENT AND REGISTRAR
BY:	AUTHORIZED SIGNATURE

        The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	—	as tenants in common	UNIF GIFT MIN ACT —		Custodian
TEN ENT	—	as tenants by the entireties
JT TEN	—	as joint tenants with right of		(Cust)		(Minor)
		survivorship and not as tenants		under Uniform Gift to Minors Act
		in common		(State)

Additional abbreviations may also be used though not in the above list.

        For Value Received,                                                   hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares
of Common Stock represented by the within certificate, and do hereby irrevocably constitute and appoint
Attorney
to transfer the said shares on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

Signature(s) Guaranteed

By

THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, OR DESTROYED, THE COMPANY MAY REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.